U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 12, 2001


                            VARNER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



Nevada                               0-25989                   98-0186841
(State or Other              (Commission File Number)        (IRS Employer
Jurisdiction                                                 Identification No.)
Incorporation)

    1819 Clarkson Road, Suite 205, Chesterfield, Missouri         63017
           (Address of Principal Executive Offices)             (Zip Code)

                                (314) - 530-4532
              (Registrant's Telephone Number, including Area Code)

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Item 4.  Changes in Registrant's Certifying Accountant.

     Effective November 12, 2001, Varner Technologies, Inc. (formerly Peppermill Capital Corporation) (the "Registrant") engaged KPMG LLP as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 2001. KPMG LLP replaces Kaufman Rossin & Company who had previously been engaged for the same purpose, and whose dismissal was effective November 12, 2001. The decision to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on November 12, 2001. KPMG LLP had been the auditors of Varner Technologies, Inc., a Missouri corporation which was merged into the Registrant.

     Kaufman Rossin & Company was the Registrant's principal accountant since April 7, 2000. The reports of Kaufman Rossin & Company on the Registrant's financial statements for the fiscal year ended December 31, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Kaufman Rossin & Company. covering the period ended December 31, 2000, contains an explanatory paragraph that states that the need for additional working capital for the Registrant's planned activities, raise substantial doubt about its ability to continue as a going concern.

     During the Registrant's fiscal year ended December 31, 2000, and in the subsequent interim periods through November 12, 2001, there were no disagreements with Kaufman Rossin & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kaufman Rossin & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Kaufman Rossin & Company has not informed the Registrant of any reportable events during the Registrant's fiscal year ended December 31, 2000 and in subsequent interim periods through November 12, 2001.

     The Registrant has provided Kaufman Rossin & Company with a copy of the disclosures made herein and has requested Kaufman Rossin & Company to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Varner Technologies, Inc.
                                                 -------------------------
                                                        (Registrant)

Date: November 12, 2001                          By: /s/ Clayton W. Varner
                                                    ----------------------------
                                                    Clayton W. Varner, President

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                                  EXHIBIT INDEX

Sequential                Exhibit
Page Number               Number               Document
-----------               ------               --------
5                         99.1                 Form of letter requested from
                                               Kaufman Rossin & Company